                             DECLARATION OF TRUST


         This Declaration of Trust is made this 19th day of June, 1997 by Pennsylvania Real Estate Investment Trust, an unincorporated association in business trust form created in Pennsylvania pursuant to that certain Trust Agreement dated December 27, 1960 as last amended and restated on December 16, 1987, as grantor of the trust (hereinafter "Grantor") and Pennsylvania Real Estate Investment Trust, in its capacity as initial trustee (hereinafter the "NCF Trustee").

         The Grantor is the record title owner of the real estate described on Exhibit A attached hereto and made a part hereof (the "Real Property") and desires to create an irrevocable trust with the NCF Trustee, as trustee, for the purpose of collecting, holding, managing and distributing the Net Cash Flow (as that term is defined hereinafter below in Section 1.01) generated by the Real Property.

         All rights, title and interest with respect to the Real Property, including without limitation the right to sell, mortgage, lease or otherwise dispose or encumber any or all of the Real Property shall be and hereby are reserved exclusively to the Grantor. Nothing contained herein shall be construed, interpreted, intended or deemed to convey record title to, or the right to manage and/or operate, all or any portion of the Real Property.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged,the Grantor and Trustee hereby agree as follows:


                                   ARTICLE I
                                  Definitions

Section 1.01. Definitions. For all purposes of this Declaration of Trust, the capitalized terms set forth below shall have the following meanings:

         "Beneficiary" shall mean the Person or Persons holding one hundred (100%) percent of the beneficial interest in the Trust at any given time.

         "Net Cash Flow" shall mean with respect to any period for which such calculation is made (a) the sum of the all of the following: (1) all sums received from tenants, licensees or other occupants of the Real Property, or any part thereof, related to use and occupancy of space within any of the Real Property


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("Gross Income"), including without limitation, minimum annual rent;
additional rent; late charges; escalation charges; parking fees and/or other license fees; payments for common area maintenance, real estate taxes, insurance, utilities and/or other operating expenses; payment for repairs, renovations and replacements within tenant spaces or within common areas; sums paid in lieu of rent such as use and occupancy charges payable by a bankrupt or its trustees; damages and expenses recovered from defaulting tenants, lease termination fees or charges paid to Grantor; any insurance proceeds or taking proceeds to the extent received by Grantor and not applied (or held for application) to repair or reconstruct all or any part of the Real Property; or the payment of any debt service due in connection with such Real Property; (2) the excess, if any, of the net cash proceeds from the sale, exchange, disposition, financing or refinancing of any or all of the Real Property over the gain (or loss, as the case may be) recognized from such sale, exchange, disposition, financing or refinancing during such period; and (3) all other cash received by Grantor in connection with the ownership, operation or management of the Real Property; (b) LESS the sum of the following: (1) expenditures relating to the Real Property ("Expenditures") including leasing/brokerage commissions, if any, actually paid to licensed real estate brokers, but only to the extent such commissions do not exceed then prevailing rates for comparable transactions in comparable buildings in the immediate area of the subject Real Property; expenditures reasonably required to make space ready for occupancy by tenants, generally known as "tenant improvements"; normal and customary building operating expenses, including without limitation, ad valorem real estate taxes (including escrows deposited with any mortgagee or lender), insurance premiums, repairs and maintenance, utilities, reasonable salaries and fringe benefits paid to employees directly required to operate, maintain and manage any or all of the Real Property, and reasonable legal and accounting expenses directly related to management and operation of all or any part of the Real Property; capital and non-capital expenditures reasonably required for normal operation, repair, replacement and maintenance of the Real Property, payments of principal or interest on any debt instruments encumbering any of the Real Property; depreciation or amortization of leasehold improvements or other capital expenditures; depreciation of the Real Property; any other non-cash items which are deductible for tax or normal accounting purposes; and the amount of any reserves established by the Grantor or the amount of any increases contributed by Grantor to any then currently existing reserves.

         "Person" shall mean a natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, real estate investment trust, business trust, limited liability company or other organization.



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         "NCF Trustee or NCF Trustees" shall mean the person or persons serving from time to time as the trustee or trustees of the Trust and are referred to collectively as "NCF Trustees" or individually as "NCF Trustee".

         "Trust Corpus" shall mean all right, title and interest of the Trust in and to any property contributed to the Trust by the Grantor or otherwise acquired by the Trust.


                                  ARTICLE II
                          Transfer to Initial Trustee

Section 2.01. Initial Transfer.

         (a) The Grantor has transferred and does hereby transfer to the Trustee on the date hereof the Net Cash Flow and may from time to time transfer additional property to the Trust, it being intended however, that the Trust Corpus shall not include real estate. The NCF Trustee shall hold the Trust Corpus in trust for the uses and purposes herein contained.

         (b) Powers of and Reservations by Grantor. The Grantor hereby reserves unto itself and its successors and assigns, the absolute and exclusive power and authority to manage the Real Property, exercisable without consent of the NCF Trustee or Beneficiary hereunder, and to do all such acts and things as in its sole discretion and judgment are necessary or incidental to or desirable for the ownership, management, and operation of the Real Property. The Grantor shall have all the specific rights and powers required, appropriate or desirable to the ownership, operation and management of the Real Property, which, by way of illustration but not by way of limitation, shall include the following:

                  (i) to acquire, construct, operate, maintain, improve, extend, expand, buy, own, sell, convey, assign, mortgage, pledge, hypothecate or otherwise encumber, refinance, rent or lease all or any portion of the Real Property;

                  (ii) to borrow funds and grant mortgages, liens and security interests in all or any portion of the Real Property as security therefor;

                  (iii) to execute warrants of attorney to confess judgments and to confess judgments in connection with any obligation of Grantor;

                  (iv) to engage in any kind of activity, and to engage in, perform and execute and carry out contracts and agreements of any kind necessary to, in connection with, or incidental to, the ownership, operation and management of the Real Property;

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                  (v) to obtain governmental or other approvals, licenses,
permits and authorizations, if any, which may be required for the construction, maintenance, development, ownership and/or operation of the Real Property;

                  (vi) to negotiate with utility companies concerning contracts or agreement for utility service to the Real Property;

                  (vii) to establish reasonable reserve funds for any purpose in connection with such Real Property;

                  (viii) to expend such funds and to employ agents, attorneys, brokers, managing agents, contractors, subcontractors, architects and accountants provided such expenditures and services are necessary or advisable, in the Grantor's sole discretion, in connection with the ownership, operation and management of the Real Property and to obtain reimbursement for such expenditures, costs, fees and expenses from the Real Property and from the NCF Trustee out of the Trust Corpus;

                  (ix) to bring, defend, pay, collect, compromise, arbitrate, engage legal action or otherwise adjust claims or demands of or against the Real Property;

                  (x) to purchase and pay for insurance policies insuring the Real Property against any and all risks and insuring the Grantor and its officers, trustees, partners, beneficiaries, shareholders, employees or agents against any and all claims and liabilities of every nature asserted by any Person arising by any reason of any action alleged to have been taken or omitted by the Grantor, and its officers, directors, partners, beneficiaries, trustees, shareholders, employees or agents; and

                  (xi) to execute, acknowledge and deliver any and all instruments and/or documents necessary to effectuate the foregoing.


                                  ARTICLE III
                            Formation of the Trust

Section 3.01. Name. The Trust created hereby shall be known as The NCF Trust.

Section 3.02. Office. The principal office of the Trust shall be care of the NCF Trustee at 455 Pennsylvania Avenue, Suite 135, Fort Washington, Pennsylvania 19034.

Section 3.03. Term. The Trust shall be in full force and effect until the date which is twenty-one (21) years from the date of death of the last survivor of the present Trustees of the Pennsylvania Real Estate Investment Trust, Scott Richard


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Silberman and Darius James Copland upon which date the Trust shall terminate and be at an end and of no further force and effect, unless sooner terminated by a unanimous decision of the Beneficiary of the Trust.

Section 3.04. Continuation of Trust. The death, insolvency, or incompetency of an individual Beneficiary, the dissolution, merger, or insolvency of any other Beneficiary which is a corporation, partnership, trust, limited liability company or partnership or other entity or the transfer of beneficial interest shall not terminate the Trust or entitle the legal representative of the Beneficiary, or any transferee, to any accounting or to any legal action against the Trust Corpus or the NCF Trustee. Upon the death, insolvency, or incompetency of any individual Beneficiary, the legal representative of such Beneficiary shall succeed as a Beneficiary and shall be bound by the provisions of this Trust.


                                  ARTICLE IV
                                   Trustees

Section 4.01. Appointment of Initial Trustee; Number of Trustees.

         (a)The Grantor hereby appoints Pennsylvania Real Estate Investment Trust as the initial NCF Trustee under this instrument to serve as NCF Trustee.

Section 4.02.  Resignation and Successors.

         (a)The Grantor hereby retains and reserves the right at any time and from time to time: (1) to remove any NCF Trustee acting hereunder, and (2) to appoint a successor to any NCF Trustee who for any reason ceases to act as NCF Trustee.

         (b)The NCF Trustee or any successor may resign at any time without cause by giving at least sixty (60) days prior written notice to the Beneficiary, and the holders of one hundred (100%) percent of the beneficial interest may, at any time, remove any NCF Trustee without cause by written notice to said NCF Trustee, such resignation or removal to be effective upon the acceptance of appointment by a successor trustee as hereinafter provided. In the case of the resignation or removal of a NCF Trustee, a successor may be appointed by written instrument executed by the Beneficiary. If a successor trustee shall not have been appointed within sixty (60) days after the giving of such notice by all of the Beneficiaries to the then current NCF Trustee, said NCF Trustee or the Beneficiary may apply to any court of competent jurisdiction in the United States to appoint a successor trustee to act until such time, if any, as a successor trustee shall have been appointed as provided hereinabove. Any


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successor so appointed by such court shall immediately and without further act be superseded by any successor appointed as provided above within one year from the date of the appointment by such court. Any successor, however appointed, shall execute and deliver to its predecessor trustee an instrument accepting such appointment, and thereupon such successor without further act shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor trustee as if originally named NCF Trustee herein.

Section 4.03. Compensation. Any NCF Trustee hereunder shall not be entitled to any compensation in connection with the NCF Trustee's performance of its duties and powers hereunder. However, notwithstanding the foregoing, the Beneficiary shall pay or reimburse, as appropriate, the NCF Trustee for all reasonable fees, costs and expenses of the NCF Trustee incurred in connection with the NCF Trustee's performance of said duties and powers.

Section 4.04. Liability of Trustee. No NCF Trustee when acting in such capacity shall be personally liable to any third party for any act, omission or obligation of the Trust. The liability of the NCF Trustee hereunder and the trustees of Grantor shall be restricted and limited solely to the Trust Corpus. No trustee, officer, agent or shareholder of the Grantor or Beneficiary shall be personally liable for any obligations of the Trust.

Section 4.05.  Indemnification of NCF Trustee.

         (a) The Beneficiary hereunder shall pay (or reimburse the NCF Trustee) for all fees and expenses of the NCF Trustee hereunder, including without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, accountants and counsel as the NCF Trustee may employ in connection with the exercise and performance of its duties and powers under this Declaration of Trust, whether or not the transactions contemplated hereby or thereby are consummated. The Beneficiary and its successors and/or assigns hereby agree to assume all liability for, and to indemnify and hold harmless the NCF Trustee, from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (including attorneys' fees and disbursements) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the NCF Trustee at any time and which in any way relate to or arise from or out of the Trust Corpus, the administration of the Trust Corpus or any action or inaction of the NCF Trustee hereunder. The liabilities of the Beneficiary hereunder shall be joint and several, in the event there are more than one Beneficiary hereunder at any time during the term of the Trust.



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         (b) The NCF Trustee shall be entitled to payment from the Net Cash
Flow for any payments, reimbursement and/or indemnification owing to the NCF Trustee pursuant to the terms of this Declaration of Trust, but only to the extent such monies are not promptly paid by the Beneficiary or others, and without releasing said Beneficiary from its respective obligations of payment, reimbursement and indemnification.

Section 4.06. Exculpation of NCF Trustee. No NCF Trustee shall be personally liable to the Trust or any Beneficiary for any act or omission except for its own willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Section 4.07. Persons Dealing with the NCF Trustee. Any act of the NCF Trustee purporting to be done in its capacity as such, shall, as to any Person dealing with such NCF Trustee, be deemed conclusively within the purposes of this Trust and the powers of the NCF Trustee.


                                   ARTICLE V
                     Duties and Powers of the NCF Trustee

Section 5.01. Acceptance of Duties. The NCF Trustee hereby accepts the trusts hereby created and agrees to perform the same but only upon and to the extent of the terms of this Declaration of Trust.

Section 5.02. Powers of the NCF Trustee. The NCF Trustee shall have the absolute and exclusive power and authority to manage the Trust Corpus, exercisable without consent of the Beneficiary or Grantor, to the same extent as if the NCF Trustee were the owner of the Trust Corpus and to do all such acts and things as in its sole discretion and judgment are necessary or incidental to or desirable for the carrying out the purposes of this Trust. The concurrence of all the NCF Trustees shall be necessary to the validity of any action taken by them, provided that (a) if there is only one NCF Trustee serving, such NCF Trustee may act alone until a co-trustee is appointed, if ever, in which event the two NCF Trustees must act together, and (b) if, at any time there are more than two NCF Trustees serving, the concurrence of a majority of the NCF Trustees shall be necessary to the validity of any action taken by them. The NCF Trustee shall have all the specific rights and powers required, appropriate or desirable to collect, manage and distribute the Trust Corpus and the Net Cash Flow in accordance with the terms of this Declaration of Trust, which shall include, but not be limited to, the following:

                  (i) to open separate bank accounts for the Trust with such bank or banks as the NCF Trustee may from time to time select, in its sole discretion, and to designate and change signatories on such accounts;


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                  (ii) to confess a judgment against the Trust or Trust
Corpus;

                  (iii) to bring, defend, pay, collect, compromise, arbitrate, engage legal action or otherwise adjust claims or demands of or against the Trust;

                  (iv) to incur and pay out any charges or expenses and disburse any of the Net Cash Flow which are, in the opinion of the NCF Trustee necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust;

                  (v) to receive, collect and deposit monies to be held by the Trust and which comprise all or a portion of the Net Cash Flow into banks, trust companies, savings and loan association or other investment institutions or vehicles, whether or not such deposits will draw interest, and the same shall be subject to withdrawal on such terms and in such manner and by such Persons or Person as the NCF Trustee may determine;

                  (vi) to make any distributions of the Net Cash Flow as required hereunder in cash or in kind;

                  (vii) to employ agents, attorneys, and accountants on behalf of the Trust, provided such services are necessary or advisable in connection with the collection, management and distribution of the Trust Corpus and the Net Cash Flow and to pay out from such Net Cash Flow the reasonable compensation, costs and expenses therefor as the same is determined by the NCF Trustee in its sole business judgment;

                  (viii) to purchase and pay for insurance policies insuring the Trust, Trust Corpus, NCF Trustee and Beneficiary, and their respective partners, officers, trustees, directors, shareholders, employees and agents against any and all risks and insuring and against any and all claims and liabilities of every nature asserted by any Person arising by any reason of any action alleged to have been taken or omitted by the NCF Trustee or Beneficiary, and their respective partners, officers, directors, trustees, shareholders, employees or agents;

                  (ix) to execute and cause the Beneficiary hereunder to execute any agreement, document or instrument necessary to confirm, evidence and effectuate the provisions set forth in Section 11.03 hereof;

                  (x) to do all other acts and things as are incident to the foregoing and to exercise all powers which are necessary or useful to carry out the purpose of the Trust and the provisions of the Declaration of Trust; and



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                  (xi) to execute, acknowledge and deliver any and all
instruments and/or documents necessary to effectuate the foregoing.


                                  ARTICLE VI
                        Transfer of Beneficial Interest

Section 6.01. Beneficial Interest. The initial sole beneficiary of the Trust shall hold one hundred percent (100%) of the beneficial interest in the Trust ("Beneficial Interest") as set forth in the Schedule of Beneficiaries.

Section 6.02. Transfers. All or any portion of the beneficial interest of any Beneficiary may be assigned or transferred without the prior written consent of any other Beneficiary. Upon the occurrence of an assignment or transfer of all of a Beneficiary's interest in the Trust, the Beneficiary shall be released from any and all liability or obligations hereunder arising out of or caused by any event occurring after the effective date of such transfer.

Section 6.03. Procedures for Transfer. Any assignee shall become a Beneficiary upon the assignor and the assignee executing and delivering such instruments as any other Beneficiary and the NCF Trustee may reasonably deem necessary or desirable in order to effectuate the assignment, and which shall include, without limitation, a written acceptance and adoption of the terms and provisions of this Trust together with an assumption or all reimbursement and indemnification obligations of the Trust by the assignee and delivery to the NCF Trustee of an Assignment of Beneficial Interest fully executed and acknowledged by the assignor and assignee.

Section 6.04. Allocation of Beneficial Interests. The Beneficiary may, from time to time, elect to allocate among themselves differing pro rata percentage interests (from 0% to 100%) in the Trust Corpus and the NCF Trustee shall take such actions and execute such documents as the Beneficiary shall direct to reflect such allocation, including without limitation an Amended Schedule of Beneficiaries, executed by the NCF Trustee and all of the then current Beneficiary.

Section 6.05. Legal Ownership of the Trust Corpus. The legal title to and ownership of the Trust Corpus is vested exclusively in the NCF Trustee.

Section 6.06. Nature of Beneficial Interest. The Beneficial Interest shall be personal property and shall confer upon the Beneficiary only the interest and rights specifically set forth in this Declaration of Trust and as provided by applicable law.



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Section 6.07. Evidence of Interest. The Beneficial Interest shall be evidenced solely by reference thereto in this Declaration of Trust and as set forth in the Schedule of Beneficiaries and not by certificate or otherwise.


                                  ARTICLE VII
                             Termination of Trust

Section 7.01.  Termination in General.

         (a) This Declaration of Trust shall remain in existence, except as otherwise provided for in Section 3.03 hereof.

Section 7.02. Evidence of Termination. After termination of the Trust and distribution of the Trust Corpus and Net Cash Flow, the NCF Trustee shall execute, acknowledge and record (if this Declaration of Trust has been recorded) an instrument evidencing such termination and shall file a copy of such instrument with the records of the Trust. Upon completion of the foregoing, the NCF Trustee shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of the Beneficiary hereunder shall thereupon cease.


                                 ARTICLE VIII
                         Accounting and Fiscal Matters

Section 8.01. Fiscal Year. The fiscal year of the Trust shall end on each August 31.

Section 8.02. Method of Accounting. The NCF Trustee shall utilize the cash method of accounting for the Trust and shall keep, or cause to be kept, full and accurate records of all transactions of the Trust and/or involving the Trust Corpus and Net Cash Flow in accordance with generally accepted accounting principles consistently applied.

Section 8.03. Financial Books and Records. All books of account shall, at all times, be maintained at the principal office of the Trust or at such other location as specified by the NCF Trustee and notice of same shall be given to the Beneficiary hereunder. All determinations by the NCF Trustee with respect to the treatment of any portion of the Net Cash Flow or its respective allocation for federal, state or local tax purposes shall be binding upon the Beneficiary. Any Beneficiary shall have the right upon reasonable advanced notice to the NCF Trustee, during normal business hours and at its own cost and expense to have its accountants and/or representatives examine and/or audit the books and records of the Trust and the NCF Trustee shall make such books and record available for same.



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Section 8.04. Accounting to the Beneficiaries. Within 90 days of (i) the end of the Fiscal Year, (ii) the distribution of any of the Net Cash Flow in accordance with Article IX hereof, or (iii) the date of receipt by the NCF Trustee of a written request by any Beneficiary for an accounting, the NCF Trustee shall provide to all the then current Beneficiaries a detailed written accounting of all transactions, distributions and other activity involving the Net Cash Flow as of (a) the end of the Fiscal Year, (b) the date of such distribution, or (c) the date such written request is received by the NCF Trustee, as the case may be.


                                  ARTICLE IX
                                 Distributions

Section 9.01. Distributions of Net Cash Flow . The NCF Trustee shall distribute to the Beneficiary or Beneficiaries in accordance with their respective Beneficial Interest hereunder on a quarterly basis commencing on the first day of October, 1997 or as required or permitted by applicable law, all of the Net Cash Flow as is then being held in trust by the NCF Trustee hereunder.


                                   ARTICLE X
                                   Amendment

Section 10.01. Amendment. This Declaration of Trust may be amended in any particular, by consent of the holders of one hundred (100%) percent of Beneficial Interest hereunder. Such amendment shall be in writing and executed by all such holders and the NCF Trustee hereunder.


                                  ARTICLE XI
               No Conflict with Mortgagees/Joinder in Documents

Section 11.01. No Conflict with Mortgagees. Notwithstanding anything to the contrary contained herein, none of the terms and provision, duties or powers shall be deemed to be in derogation of or in conflict with the rights of any mortgage holder under any mortgage, deed of trust or like instrument effecting a lien on any of the Real Property, Trust Corpus or Net Cash Flow, now or hereinafter encumbering any of the Real Property, the Trust Corpus or Net Cash Flow. This Section 11.01 shall further confirm that the Grantor hereunder is possessed of all the right, power and authority to grant and/or create any mortgage, lien or other encumbrance upon such Real Property.

Section 11.02. Subordination of Financing. All of the NCF Trustee's and Beneficiary's right, title and interest in the Trust Corpus, Net Cash Flow and the Trust itself, is subject and subordinate in all respects to any mortgage, deed of trust,


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



installment sale agreement, sale-leaseback or other like documents utilized to secure any financing or refinancing of the Real Property (collectively the "Security Documents") now or hereafter existing, and any and all extensions, replacements, amendments and modifications thereto, and any and all present and future advances thereunder under any such Security Documents and the NCF Trustee and the Beneficiary hereby agree to the subordination this Trust, the Trust Corpus and the Net Cash Flow to any such mortgage, deed or trust or other such encumbrance required in connection with such financing or refinancing.

Section 11.03. Joinder by NCF Trustee and Beneficiary. Upon the written request of Grantor, the NCF Trustee and the then current Beneficiary shall join in the execution of any agreement, document or instrument (including, but not limited to any note, mortgage, deed, lease or like document involving the Real Property), necessary to confirm, evidence and effectuate the following:

                   (a) the Grantor holds record, legal and equitable title to all or any portion of the Real Property, and

                   (b) the Grantor has the right, power and authority to acquire, construct, maintain, operate, manage, improve, extend, expand, own, sell, grant, convey, assign, mortgage, pledge, hypothecate or otherwise encumber, finance, refinance, rent, lease or dispose of all or any portion of the Real Property.


                                  ARTICLE XII
                                 Miscellaneous

Section 12.01. No legal title to Trust Corpus or Net Cash Flow in the Beneficiary. The Beneficiary shall not have legal title to any part of the Trust Corpus or the Net Cash Flow. Except as expressly set forth herein, the Beneficiary shall not be liable for any liabilities or obligations of the Trust or NCF Trustee or for the performance of terms and the provisions of this Declaration of Trust.

Section 12.02. Unanimous Consent of Beneficiary. Except as otherwise expressly provided herein, any and all actions or consents of the Beneficiary referred to in this Declaration of Trust shall require the unanimous written consent of the then current holders of one hundred percent (100%) of the Beneficial Interests hereunder.

Section 12.03. Separate Counterparts. This Declaration of Trust may executed by the parties hereto in separate counterparts, each of which when so executed, acknowledged and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument.


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Section 12.04. Severability. Any provision of this Declaration of Trust which is prohibited or unenforceable in any jurisdiction shall, as such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 12.05. Successors and Assigns. All covenants and agreements contained herein shall be binding upon and inure to the benefit of the NCF Trustee and its successors and assigns and the Beneficiary and their respective successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other writing or action by any of the Beneficiary shall bind each of their successors and assigns.

Section 12.07. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 12.08. Governing Law. This Declaration of Trust shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

Section 12.09. Gender, etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number singular or plural, any other gender, masculine, feminine or neuter, as the context requires.


                                 ARTICLE XIII
                                Irrevocability

Section 13.01. Irrevocability. This Declaration of Trust shall be irrevocable.



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IN WITNESS WHEREOF, the parties hereto have executed and sealed this
Declaration of Trust the date first above written.

         This Declaration is executed by or on behalf of the Trustees of the Pennsylvania Real Estate Investment Trust, an unincorporated association in business trust form created in Pennsylvania pursuant to a Trust Agreement dated December 27, 1960, as last amended and restated on December 18, 1987 and shall not constitute the personal obligation of the Trustees either jointly or severally in their individual capacities.

GRANTOR: Pennsylvania Real Estate Investment Trust


By: /s/  Sylvan M. Cohen
    ---------------------------------
         Trustee


By: /s/  Jonathan B. Weller
    ---------------------------------
         Trustee


NCF TRUSTEE: Pennsylvania Real Estate Investment Trust


By: /s/  Sylvan M. Cohen
    --------------------------------
         Trustee


By: /s/  Jonathan B. Weller
    --------------------------------
         Trustee



                                      14

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COMMONWEALTH OF PENNSYLVANIA
COUNTY OF PHILADELPHIA

         On this 19th day of June, 1997, before me, a Notary Public in and for the Commonwealth of Pennsylvania, the undersigned officer, personally appeared Sylvan M. Cohen, who acknowledged himself to be a Trustee of the Pennsylvania Real Estate Investment Trust, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same on behalf of said Trust for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  /s/  Honor B. Mahoney
                                  -----------------------------
                                  Notary Public
                                  My Commission Expires: 9/17/98


COMMONWEALTH OF PENNSYLVANIA
COUNTY OF PHILADELPHIA

         On this 19th day of June, 1997, before me, a Notary Public in and for the Commonwealth of Pennsylvania, the undersigned officer, personally appeared Jonathan B. Weller, who acknowledged himself to be a Trustee of the Pennsylvania Real Estate Investment Trust, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same on behalf of said Trust for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                  /s/  Honor B. Mahoney
                                  ------------------------------
                                  Notary Public
                                  My Commission Expires: 9/17/98




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